UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2004

CRYO-CELL International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-23386	22-3023093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3165 McMullen Booth Road, Bldg. B, Clearwater, FL	33761
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 450-8000

Not applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

99.1	Press Release dated March 1, 2004

Item 12. Results of Operations and Financial Condition.

The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission (the “Commission”) solely under Item 12 of Form 8-K, “Results of Operations and Financial Condition.”

On March 1, 2004, CRYO-CELL International, Inc. issued a press release that included financial information for the fiscal year ended November 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CRYO-CELL INTERNATIONAL, INC.
(Registrant)

Date: March 4, 2004	By:	/s/ Jill M. Taymans
	Name:	Jill M. Taymans
	Title:	Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 1, 2004